Exhibit 99.1

PAGE 0 (Nasdaq: PODC) Investor Presentation November 2023

Legal Disclaimer PAGE 1 The information in this presentation is provided to you by PodcastOne, Inc. (the “Company” or “PodcastOne”) solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else. By viewing or participating in this presentation, you acknowledge and agree that (i) the information contained in this presentation is intended for the recipient of this information only and shall not be disclosed, reproduced or distributed in any way to anyone else, (ii) no part of this presentation or any other materials provided in connection herewith may be copied, retained, taken away, reproduced or redistributed following this presentation, and (iii) all participants must return all materials provided in connection herewith to the Company at the completion of the presentation. By viewing, accessing or participating in this presentation, you agree to be bound by the foregoing limitations. No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation. The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified. By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any representatives of the Company accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials and that neither the Company nor any of its affiliates, employees, officers, directors, advisers, placement agents or representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials. This presentation contains forward - looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results. Such forward - looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward - looking statements. These factors include risks and uncertainties as to: the Company’s ability to consummate any proposed financing, acquisition or transaction, the timing of the closing of such proposed event, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of any proposed financing, acquisition or transaction will not occur or whether any such event will enhance shareholder value; the Company’s ability to continue as a going concern; if and when required, the Company’s ability to obtain additional capital, including to fund its and/or LiveOne’s current debt obligations and to fund potential acquisitions and capital expenditures; the Company’s ability to attract, maintain and increase the number of its listeners; the Company’s ability to identify, acquire, secure and develop content; the Company’s ability to successfully implement its growth strategy, the Company’s ability to acquire and integrate its acquired businesses, the ability of the Company’s combined business to grow, including through acquisitions which it is able to successfully integrate, and the ability of its executive officers to manage growth profitably; the outcome(s) of any legal proceedings pending or that may be instituted against the Company, its subsidiaries, or third parties to whom the Company owes indemnification obligations; changes in laws or regulations that apply to the Company or its industry; the Company’s ability to recognize and timely implement future technologies in the podcasting space; the Company’s ability to capitalize on investments in developing its service offerings, including its ability to deliver and develop upon current and future technologies; significant product development expenses associated with the Company’s technology initiatives; the Company’s ability to timely and economically obtain necessary approval(s), releases and/or licenses on a timely basis for the use of its content on an applicable platform; the Company’s ability to obtain and maintain international authorizations to operate its service over the proper foreign jurisdictions its listeners utilize; the Company’s ability to expand its service offerings and deliver on its service roadmap; the Company’s ability to timely and cost - effectively produce, identify and or deliver compelling content that brands will advertise on and/or listeners desire to listen to; general economic and technological circumstances in the podcasting and digital streaming markets; the Company’s ability to obtain and maintain its current and new desirable content; the loss of, or failure to realize benefits from, agreements with the Company’s podcasters and other content providers and partners; unfavorable economic conditions in the podcasting industry and economy as a whole; the Company’s ability to expand its domestic or international operations, including its ability to grow its business with current and potential future podcasting platforms and partners; the effects of service interruptions or delays, technology failures, material defects or errors in our software, damage to the Company’s equipment or geopolitical restrictions; costs associated with defending pending or future intellectual property infringement actions and other litigation or claims; increases in the Company’s projected capital expenditures due to, among other things, unexpected costs incurred in connection with the roll out of its technology roadmap or its plans of expansion in North America and internationally; fluctuation in the Company’s operating results; the demand for podcasting and digital media streaming services and market acceptance for the Company’s products and services; the Company’s ability to generate sufficient cash flow to make payments on its and/or LiveOne’s indebtedness; the Company’s incurrence of additional indebtedness in the future; LiveOne’s compliance with the covenants in its credit facility agreement; the effects of the global COVID - 19 pandemic; risks and uncertainties applicable to the businesses of the Company’s subsidiaries; and other risks including, but not limited to, those described in the Company’s Special Financial Report under the cover of Form 10 - K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 29, 2023, the Quarterly Report on Form 10 - Q, filed with the SEC on November 20, 2023, and other filings and submissions with the SEC. These forward - looking statements speak only as of the date set forth below and the Company disclaims any obligations to update these statements except as may be required by law. Neither the Company nor any of its affiliates, advisors, placement agents or representatives has any obligation to, nor do any of them undertake to, revise or update the forward - looking statements contained in this presentation to reflect future events or circumstances. This presentation speaks as of November 26, 2023. The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed. Neither the delivery of this presentation nor any further discussion of the Company or any of its affiliates, shareholders, officers, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date.

INTRODUCTION TO PODCASTONE PodcastOne (Nasdaq: PODC) is a leading podcast platform and publisher that makes its content available to audiences via all podcasting distribution platforms, including PodcastOne’s website, Apple Podcasts, Spotify, Amazon and more… PAGE 2

PAGE 3 KEY STATS PodcastOne (Nasdaq: PODC) is a leading advertiser - supported podcast company offering a 360 - degree solution for both content creators and advertisers. 38M (IAB) Monthly Downloads 200+ Advertisers 350+ Episodes Produced Weekly 600M+ Annual Downloads #10 Rank on Podtrac’s Top Podcast Publishers 6M Monthly Unique Listeners • Shares of PodcastOne (“PODC) common stock began trading on Nasdaq under the symbol “PODC” on September 8, 2023 after LiveOne (Nasdaq: LVO) completed the spin - out of PodcastOne as a separate public co. with a Special Dividend of ~19% of PODC’s common stock to LiveOne’s shareholders. • LiveOne now owns ~80% of PODC’s common stock and will continue to consolidate PODC’s financial results. • PODC delivered Q2 FY 2024 Revenue of $10.5M, a 24% increase compared to Q2 FY 2023, and Adjusted EBITDA* of $500K. • PODC reported first six months FY 2024 revenue of $21.1M and Adjusted EBITDA* of $866K. • PODC raised pro forma revenue guidance for FY 2024 to $47 - $51M with pro forma Operating Adjusted EBITDA* of $4 - $5M. • PODC converted a total of $5.8M of convertible notes at $3 per common share. PODC is now debt free. • PODC was ranked 10 th in PODTRAC’s Podcast Industry Top Publishers Rankings for October 2023 . • PODC recently renewed its top tier shows with over one billion combined downloads, including The Adam Carolla Podcast, The Jordan Harbinger Show, LADYGANG, Off The Vine with Kaitlyn Bristowe , and Court Junkies. • PODC is now featured in over 1 million Tesla cars. • As of 9/8/2023, PODC had ~22.9M common shares outstanding. * See About Non - GAAP Financial Measures in PodcastOne’s SEC filings and press releases Source: Public SEC filings and press releases as of November 26, 2023 PodcastOne Highlights

Kit Gray Co - Founder & President 19+ YEARS EXPERIENCE Sue McNamara Chief Revenue Officer 20+ YEARS EXPERIENCE Eli Dvorkin Chief Content Officer 15+ YEARS EXPERIENCE Stacie Parra Content and Podcast Producer 20+ YEARS EXPERIENCE Board of Directors Craig Foster Director of LiveOne Former CFO & CAO of Amobee & Ubiquiti Networks James Berk Chairman & CEO of Goodman Media Partners Former CEO of Participant Media Jay Krigsman Director of LiveOne Executive VP & Asset Manager of The Kraus Companies Ramin Arani Director of LiveOne Former Portfolio Manager at Fidelity Management Robert Ellin Executive Chairman of PodcastOne Founder & CEO & Chairman of LiveOne Founder & Managing Director of Trinad Capital Management MANAGEMENT TEAM Aaron Sullivan Interim CFO 17+ YEARS EXPERIENCE Patrick Wachsberger Director of LiveOne Founder & Manager of Picture Perfect Entertainment PAGE 4

RANKED #10 ON PODTRAC TOP PODCAST PUBLISHERS PAGE 5

PODCASTONE LISTENERS A LOYAL, ENGAGED AND HIGHLY SOUGHT AFTER - DEMOGRAPHIC 78% Listen to more than one PodcastOne podcast Age Education Household Income 4.5 Number of PodcastOne podcasts listened to on average 58% 42% Gender breakdown 11 hrs, 20 min Average time spent listening per week Source: PodcastOne Data and Edison Audience Survey – Sept. 2019 PAGE 6

PODCAST LISTENERS ARE A VALUABLE DEMOGRAPHIC PAGE 7 Podcast listeners are more likely to purchase advertised products or services than TV viewers or AM/FM radio listeners, making them a valuable demographic to advertisers. Percent of audience that agrees that “the ads on this media make me more likely to purchase products/services advertised” 43% 33% 26% Podcast Ads Network/Cable TV Ads AM/FM Radio Ads Source: Sounds Profitable report, The Medium Moves the Message , as of March 2023.

HOST READ AD - AUDIO A Host read ad is recorded directly into the episode file and served with every download from the moment the episode is released. All podcast ads prior to the mid - 2010s were baked in. HOST READ AD – VIDEO A Host read ad is recorded directly into the episode file both audio and video . Video is mainly viewed on YouTube . OUR REVENUE MODEL DYNAMIC AD INSERTION AUDIO Dynamic ad insertion, these can be host read or agency produced spots which are inserted the moment the podcast episode is downloaded. These can also be targeting to a specific audience. Voiced by: Gals on the Go Voiced by: Off the Vine Voiced by: Coffee Convo Voiced by: LadyGang PAGE 8

OUR REVENUE MODEL (CONT’D) Quickie Episode LadyGang Custom Segment Adam Carolla Custom Segment Prosecutors CUSTOM SEGMENTS PodcastOne has the capabilities to do custom executions, episode takeovers or custom segments per the client’s needs. Segments are 3 - 5 minutes long. LIVE SHOWS PodcastOne has live tour sponsorship, live events, PPV & licensing rights and will continue to produce live shows with some of our leading talent. LadyGang (Tampa) Presented by Hyundai T - Pain - Road to Wiscansin Presented on Twitch and LiveOne BRANDED PODCASTS PodcastOne has the capabilities to work with clients and create their own podcast. We created podcasts for Motortrend and Microsoft. Presented by MOTORTREND Presented by Microsoft Presented by Horizon SOCIAL EXECUTIONS With our talent we have the ability to sell social activations across talents social platforms. PAGE 9

OUR ADVERTISER NETWORK PAGE 10

Amazon teamed up with PodcastOne to drive awareness for Amazon Groceries, exposure to the podcasts with advertisements yielded higher agreement of Amazon Prime’s convenience and helped make their life easier . The advertising positively influenced agreement that Amazon Prime is convenient to use across all age groups and genders . Purchase Intent for groceries from Amazon Prime rose by 11 pts among the 18 - 34 age group as well . PAGE 11 11+ Almost all respondents agreed that Amazon Prime makes their life easier, a +3pt lift over the control. Females were the main driver in this overall increase. 3+ Impressions delivered. 22.7M+ CASE STUDY: AMAZON GROCERIES

OUR DISTRIBUTION NETWORK FEATURED PLATFORMS PAGE 12

OUR PARTNERS MEASUREMENT We deploy leading podcast measurement solutions tailored to your KPIs : brand impact, sales lift, even in - store conversions while ensuring transparency and accountability . BRAND LIFT STUDIES We continuously embark upon brand lift studies to demonstrate and validate impact with Edison Research and Nielsen . ATTRIBUTION We work with our attribution partners to provide greater insight for your brand into the effectiveness of your campaign across multiple publishers and hosting providers . PAGE 13

OUR TOP SHOWS PAGE 14

FROM OUR HOSTS “The team at PodcastOne understands LADYGANG exponentially and continues to bring us exciting partnerships with the brands that we love . Our relationship isn’t just about impressions, downloads and contracts - it is about their dedicated team of producers and salespeople working hand in hand with us on every single episode so that we can overdeliver on our promises to our brand partners, while remaining authentic, honest and vulnerable with our listeners . We had incredibly successful and lucrative specialty projects with brands like European Wax Center, Obe Fitness and Hyundai - and all three were so happy with the outcome they are all hanging with the gang again in 2022 . Our listeners are happy . Our brands are happy . We are happy and so excited for the future, “ said Knight, Tobin and Vanek . “We are beyond excited to announce our continued partnership with PodcastOne . Working with the team has been an absolutely incredible experience, and we look forward to seeing what’s to come in the next few years,” said Miccio and Carolan . “PodcastOne doesn’t treat podcasters as a number, they treat them like part of the family and that makes a huge difference . ” - Michael Ferguson PAGE 15

PAGE 16 Listeners have made podcasts part of their everyday life. ‘What podcasts are you listening to?’ is asked everyday and we have the numbers to back that up. Becca Tobin, Keltie Knight & Jac Vanek LadyGang Kail Lowry Coffee Convos People listen to podcasts Say “I feel close to the hosts of the podcasts I listen to” 177M 67% 61% $2B Consider podcasts as part of their daily routine Analysts predict podcast ad spending to exceed $2 Billion in 2026 T - Pain Nappy Boy Radio PODCASTING AT A GLANCE Source: MRI - Simmons 2020 Podcast Study and The Infinite Dial 2022

• In Nov. 2023, acquired exclusive sales and distribution rights to both Lost In Panama Podcast and Vigilante Podcast, including IP for TV and Film. • Lost in Panama was named a “Top 10 True Crime Podcast” by Mashable -- - it was the 22nd largest new podcast across all genres during 2022. • Vigilante was named “Best True Crime Podcast of 2022” by Vulture and The Boston Globe. • In Oct. 2023, acquired exclusive sales and distribution rights to The Opportunist Podcast , including IP for TV and Film – includes 71 episodes downloaded 18M times across 8 seasons. • Completed acquisitions of certain individual former Kast Media podcasts which in the aggregate are expected to add up to $10 million of annual revenue for PodcastOne and be accretive to Adjusted EBITDA. RECENT TRANSACTIONS Source: Public SEC filings and press releases as of November 26, 2023 PAGE 17

Investment Highlights PodcastOne now Featured in Over 1 Million Tesla EVs. 3 5 7 Management Team Among the Most Seasoned in the Podcast Industry. Reported Q 2 Fiscal Year 2024 (ended 9 / 30 / 2023 ) Revenue of $ 10 . 5 M, a 24 % increase compared to Q 2 FY 2023 , and Adjusted EBITDA* of $ 500 K - - First Six Months FY 2024 Revenue of $ 21 . 1 M and Adjusted EBITDA* of $ 866 K . 1 2 8 4 Well Positioned to Strategically Acquire Both Existing Podcasts as well as Entire Podcast Networks. 6 Raised Pro Forma Revenue Guidance for FY 2024 to $47 - $51M with Pro Forma Operating Adjusted EBITDA* of $4 - $5M. * See About Non - GAAP Financial Measures in PodcastOne’s SEC filings and press releases Source: Public SEC filings and press releases as of November 26, 2023 LiveOne Completed the Spin - out of PodcastOne to Become the First Stand - Alone Podcast Network Company to List and Trade on a National Exchange. 175 Exclusive Podcasts, Produces Over 350 Episodes Per Week, Over 44 Million Monthly Downloads, and 6.0 Million Monthly Unique Listeners. PAGE 18 Ranked 10 th in PODTRAC’s Podcast Industry Top Publishers Rankings for October 2023 – Ahead of Paramount, FOX and CNN.